UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 17, 2018

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On August 17, 2018, Robert E. Gagnon submitted his resignation from all positions held with Harvard Bioscience, Inc. (the “Company”), including his position as Chief Financial Officer (“CFO”), such resignation to be effective as of August 31, 2018. Mr. Gagnon did not resign for any reasons related to the Company’s accounting practices or financial statements.

A copy of the press release issued by the Company to announce the resignation of Mr. Gagnon is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press Release issued by Harvard Bioscience, Inc. on August 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: August 22, 2018	By:	/s/ JEFFREY A. DUCHEMIN
Jeffrey A. Duchemin
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Harvard Bioscience, Inc. on August 22, 2018.